Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Robert D. Goldfarb, President and Principal Executive Officer of Sequoia Fund, Inc. (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant for the period ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/24/2015	/s/ Robert D. Goldfarb
Robert D. Goldfarb, President and Principal Executive Officer
(principal executive officer)

I, Paul J. Greenberg, Treasurer of Sequoia Fund, Inc. (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant for the period ended June 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/24/2015	/s/ Paul J. Greenberg
Paul J. Greenberg, Treasurer
(principal financial officer)